As filed with the Securities and Exchange Commission on April 28, 2023
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	833	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	835	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 833 to the Registration Statement of Trust for Professional Managers is being filed for the purpose of responding to Staff comments with respect to adding a new series to the Trust, the RiverPark Strategic Income Fund, and to make other permissible changes under Rule 485(b).

RiverPark Strategic Income Fund
Institutional Class Shares (Trading Symbol: RSIIX)
Retail Class Shares (Trading Symbol: RSIVX)

Prospectus
April 28, 2023

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RiverPark Strategic Income Fund
A series of Trust for Professional Managers (the “Trust”)

Summary Section

Investment Objective
The RiverPark Strategic Income Fund (the “Fund”) seeks high current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares	Retail Class Shares
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	None	0.25%
Other Expenses
Shareholder Servicing Plan Fee(1)	0.11%	0.11%
Other Expenses(2)	0.17%	0.17%
Interest Expense and Dividends on Short Positions	0.16%	0.16%
Total Annual Fund Operating Expenses	1.09%	1.34%
(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee up to 0.15% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.11% and 0.11% of the Fund’s average daily net assets for Retail Class shares and Institutional Class shares, respectively; however, the fee may be increased to 0.15% of the Fund’s average daily net assets for the respective class at any time.
(2)Other Expenses are restated from the Predecessor Fund’s (as defined below) expenses based on contractual arrangements with the Fund’s current service providers.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$111	$347	$601	$1,329
Retail Class	$136	$425	$734	$1,613

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the portfolio turnover rate of the RiverPark Strategic Income Fund, a series of RiverPark Funds Trust and the predecessor to the Fund (the “Predecessor Fund”), was 72%.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in both investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., debt securities that provide the Fund with a right or an obligation to exchange the debt security for a predetermined number of shares in the issuing company), bank loans, high yield bonds, mortgage- and asset-backed securities, special purpose acquisition companies (“SPACs”) and income producing equities (collectively, “Securities”) that the Adviser deems appropriate for the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities. The Fund may invest up to 100% of its assets in fixed income securities. The Fund will invest in fixed income securities of various credit qualities (i.e., investment grade and below investment grade (i.e., junk bonds)) and maturities (i.e., long-term, intermediate and short-term). The Fund may invest up to 100% of its assets in below investment grade fixed income securities. The Fund will invest in individual fixed income securities without restriction as to duration. The Fund’s investment in below investment grade fixed income securities may include distressed securities, which are fixed income securities issued by companies experiencing significant financial or business difficulties such as bankruptcy, reorganization or liquidation proceedings. The Fund will invest primarily in U.S. dollar-denominated securities but may invest up to 35% of its assets in foreign fixed income securities including sovereign debt and foreign currency-denominated securities. The Fund may hedge the foreign currency exposure by investing in forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also invest up to 35% of its assets in income producing equities that either have a substantial dividend yield or where the Adviser believes the issuing company will distribute significant assets over a certain period of time. The Fund’s investments will be diversified across individual issuers and industries. The Fund, however, will invest without restriction as to issuer credit quality, or security maturity.

Although the Adviser will take macro factors (i.e., the effect of interest rates on the Fund’s investments) into consideration, the Fund’s portfolio construction is primarily driven by bottom-up investment analysis. This means that the Adviser looks at Securities on an individual basis to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. The Fund’s buy and sell decisions are driven by the Adviser’s investment process. The Fund may hold Securities until maturity but will sell a Security when the Adviser determines a Security is no longer an attractive investment opportunity consistent with the Fund’s investment objective, when a more attractive investment opportunity becomes available or to satisfy redemption requests. In addition, a Security may be purchased at a premium or discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so. The Fund may invest up to 15% of the value of its total assets to effect short sales of securities, including short sales of exchange-traded funds (“ETFs”) to hedge the portfolio if the Adviser believes it is consistent with achieving the Fund’s investment objective. Other than for temporary purposes, the Fund will not borrow in order to gain leverage.

The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.

There is no assurance that the Fund will achieve its investment objectives.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by
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investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund are:

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.

Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy, suspending redemptions or postponing payment of redemption requests for up to seven days, as permitted by applicable law, or other extraordinary measures. In addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

In response to rising inflation, the Federal Reserve raised short-term interest rates over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases may negatively impact fixed income security prices and increase market volatility. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an
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instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Below Investment Grade Securities Risk (commonly referred to as “junk” bonds). The Fund may invest 100% of its assets in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve great risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Bank Loans Risk. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. To the extent the Fund invests in bank loans that are covenant-lite loans (i.e., loans that do not have a complete set of financial maintenance covenants and that can only be breached following an affirmative action of the borrower), the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations. Asset-backed and mortgage-backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates.

Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to
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the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments in distressed securities may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

SPAC Risk. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or underlying business other than seeking an acquisition, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable business combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In recent market conditions, SPACs have been subject to significant price volatility. In addition, these securities may be considered illiquid and/or be subject to restrictions on resale.

LIBOR Replacement Risk. The Fund may invest in securities whose interest payments are determined by reference to the London Interbank Offered Rate (“LIBOR”) with provisions for conversion to an alternate reference rate should LIBOR no longer be available. Plans are underway to phase out LIBOR, and alternatives to LIBOR are in development in many major financial markets. It is currently expected that the market will transition to the Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as its preferred replacement. The unavailability of LIBOR and the transition to an alternate reference rate presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments may increase volatility and adversely affect the Fund’s performance. It remains uncertain how such changes will be implemented and the effects such changes would have on the Fund and financial markets generally. This uncertainty creates operational risks and may negatively affect the Fund’s liquidity.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks including changes in foreign currency exchange rates adversely affecting the U.S. Dollar value of the Fund’s investments, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain
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economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Portfolio Turnover Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Equity Securities Risk. The Fund may invest in income producing equity securities. Although investments in income producing equity securities are considered safer than equity securities in general, and equities historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

General Market Risk. The risk that certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
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Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Short Sales Risk. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Illiquid Investments Risk. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment, and include repurchase agreements maturing in more than seven days. The Fund’s investments in certain types of fixed income securities such as bank loans, mortgage-backed securities and below investment grade fixed income securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if market conditions develop that make such investments difficult to sell. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares. The Average Annual Total Returns table also demonstrates these risks by showing how average annual returns for the Fund’s Institutional Class and Retail Class shares for the one year, five year, and since inception periods compare with those of a broad measure of market performance as well as the performance of two categories of mutual funds comprised of funds that are managed with similar investment strategies to the Fund. Performance data for the classes varies based on differences in their fee and expense structures. Performance for Retail Class shares would be lower as expenses for Retail Class shares are higher.

The performance figures for Institutional Class and Retail Class shares reflect the historical performance of the Institutional Class and Retail Class shares, respectively, of the Predecessor Fund, a series of RiverPark Funds Trust. Effective on or about May 12, 2023, the Predecessor Fund reorganized into the
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Fund, a newly-created series of the Trust. Cohanzick Management, LLC, an affiliated entity of the Adviser, served as the investment sub-adviser of the Predecessor Fund, and David K. Sherman, the Fund’s sole portfolio manager, served as the sole portfolio manager of the Predecessor Fund since the Predecessor Fund’s inception. The Fund has adopted the performance and financial history of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available on the Fund’s website at www.crossingbridgefunds.com or by calling the Fund toll-free at 1-888-898-2780.

Calendar Year Returns as of December 31*

* The returns shown in the bar chart are for Institutional Class shares of the Fund. Retail Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest quarterly return for Institutional Class shares was 9.83% for the quarter ended June 30, 2020, and the lowest quarterly return for Institutional Class shares was -12.86% for the quarter ended March 31, 2020.

The Predecessor Fund’s Institutional Class calendar-year-to-date return as of March 31, 2023 was 1.98%.

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Average Annual Total Returns (for the periods ended December 31, 2022)
Institutional Class Shares	1 Year	5Year	Since Inception (9/30/2013)
Return Before Taxes	-3.30%	3.21%	3.62%
Return After Taxes on Distributions	-5.73%	1.01%	1.33%
Return After Taxes on Distributions and Sales of Fund Shares	-1.92%	1.52%	1.74%
Retail Class Shares
Return Before Taxes	-3.54%	3.01%	3.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.35%
Morningstar High Yield Bond Category (reflects no deduction for fees, expenses, or taxes)	1.45%	1.46%	2.84%
Morningstar Multisector Bond Category (reflects no deduction for fees, expenses, or taxes)	2.58%	0.84%	2.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown for Institutional Class shares only and after-tax returns for Retail Class shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser. CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, New York, 10570, is the Fund’s investment adviser.

Portfolio Manager. David K. Sherman, President of the Adviser, has served as the portfolio manager of the Fund and the Predecessor Fund since its inception in 2013.

Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (CrossingBridge Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 888-898-2780, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

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Share Purchase Amounts	Institutional Class Shares	Retail Class Shares
Minimum Initial Investment – All Accounts	$0 for certain institutional investors described under “Minimum Investment Amounts”, $50,000 for all other investors	$2,500
Minimum Subsequent Investment	None	None
Automatic Investment Plan	$1,000	$100
Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund seeks high current income and capital appreciation consistent with the preservation of capital.

Change in Investment Objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in Securities that the Adviser deems appropriate for the Fund’s investment objective. The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities and income producing equities. The Fund may invest up to 100% of its assets in fixed income securities. The Fund will invest in fixed income securities of various credit qualities (i.e., investment grade and below investment grade (i.e,, junk bonds) and maturities (i.e., long-term, intermediate and short-term). The Fund may invest up to 100% of its assets in below investment grade fixed income securities. The Fund will invest in individual fixed income securities without restriction as to duration. The Adviser does not rely on independent rating agencies to determine the risk associated with an investment. Rather, it relies on its own research and familiarity with an issue to make investment decisions. The Fund will invest across various maturities (i.e., long-term, intermediate and short-term). The Adviser will analyze the expected yield to maturity of a potential investment to determine if the yield, in the Adviser’s opinion, fairly compensates the Fund for the risks associated with investing in longer dated maturities.

The Fund will invest primarily in U.S. Denominated securities but may invest up to 35% of its assets in foreign fixed income securities including sovereign debt and foreign currency denominated securities. The Fund may hedge the foreign currency exposure by investing in forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The Fund may also invest up to 35% of its assets in income producing equities that either have a substantial dividend yield or where the Adviser believes the issuing company will distribute significant assets over a certain period of time. The Fund’s investments will be diversified across individual issuers and industries. The Fund, however, will invest without restriction as to issuer credit quality, capitalization, or security maturity. The Adviser believes there are periods of time where high yield Securities have a superior risk return tradeoff than other times and will invest a greater percentage of the Fund in high yield Securities when it determines it is advantageous to do so. Similarly, there are periods of time, where the risks of rising interest rates are higher than normal, and the Fund will likely invest a larger percentage of its assets in shorter dated fixed income instruments to mitigate some of those risks.

Although the Adviser will take macro factors (i.e., the effect of interest rates on the Fund’s investments) into consideration, the Fund’s portfolio construction is primarily driven by bottom-up investment analysis. This means that the Adviser looks at Securities on an individual basis to determine if a Security is an attractive investment opportunity and if it is consistent with the Fund’s investment objective. The Fund’s buy and sell decisions are driven by the Adviser’s investment process. The Fund may hold Securities until maturity but will sell a Security when the Adviser determines a Security is no longer an attractive investment opportunity consistent with the Fund’s investment objective, when a more attractive investment opportunity becomes available or to satisfy redemption requests. The Fund may invest up to
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15% of the value of its total assets to effect short sales of securities, including short sales of ETFs. In addition, a Security may be purchased at a premium or discount and/or sold prior to maturity where the Adviser believes it is advantageous to do so. Other than for temporary purposes, the Fund will not borrow in order to gain leverage.

The Fund may engage in active trading of its portfolio, resulting in a high turnover rate.

There is no assurance that the Fund will achieve its investment objectives. In pursuing its investment objective, the Fund will invest in the following types of Securities:

Fixed Income Securities. The Fund may invest up to 100% of its assets in fixed income securities. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Below Investment Grade Securities. The Fund may invest without limitation in fixed- income instruments which are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies and accordingly involve greater risk. These securities have a higher risk of default. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions.

Income Producing Equities. The Fund may invest up to 35% of its net assets in income producing equities to include preferred stock, liquidating trusts and other securities with a defined maturity, liquidation or put date. These securities include equities with an above average dividend yield, preferred equities and equities that in the Adviser’s opinion will distribute assets to shareholders over a certain period of time.

Special Purpose Acquisition Companies. The Fund may invest in blank check companies, such as SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly-traded company that raises funds from public investors in an initial public offering (“IPO”) in order to pursue the acquisition of an unspecified company. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. If an acquisition is proposed, investors have the choice of holding their shares or redeeming them for their pro rata share of the SPAC’s assets. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Foreign Securities. The Fund may invest up to 35% of its net assets in foreign fixed income securities. Such investments may include direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund will not invest in the debt of companies located in emerging markets. A company will be deemed to be located in an emerging market for this purpose when both its headquarters and principal place of business are located in an emerging market. Investments in non-US companies include American
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Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for non-US company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.

Convertible Bonds. The Fund may invest up to 25% of its net assets in convertible bonds.

Distressed Securities. The Fund may invest up to 25% of its net assets in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk.

Bank Loans. The Fund may invest up to 25% of its net assets in bank loans. Bank loans generally take longer to settle than other domestic fixed income securities.

Asset-Backed Securities. The Fund may invest up to 15% of its net assets in asset-backed securities including equipment trust certificates.

Mortgage-Backed Securities. The Fund may invest up to 15% of its net assets in mortgage-backed securities.

Short Sales. The Fund may invest up to 15% of the value of its total assets to effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 15% of the value of the Fund’s net assets. However, short sales effective to hedge against a decline in the value of a security owned by the Fund are not subject to this 15% limitation.

Other Information about the Fund and its Non-Principal Investment Strategies

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment.

General Investment Policies of the Fund

Temporary or Defensive Positions. During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund will not be pursuing its investment objectives in these circumstances.

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Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund is subject to the following risks:

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage- backed securities are also affected by other factors, such as the volume of home sales. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. Asset-backed and mortgage- backed securities are also subject to extension risk, the risk that rising interest rates could cause prepayments to decrease, extending the life of asset-backed and mortgage-backed securities with lower payment rates. Mortgage-backed securities (“MBS”) generally are classified as either commercial MBS (“CMBS”) or residential MBS (“RMBS”), each of which are subject to certain specific risks. RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The market for CMBS developed more recently and is relatively small compared to the market for RMBS. CMBS may lack standardized terms, have shorter maturities than residential mortgage loans and may provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties.

Bank Loans Risk. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle. The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders. To the extent the Fund invests in bank loans that are covenant-lite loans (i.e., loans that do not have a complete set of financial maintenance covenants and that can only be breached following an affirmative action of the borrower), the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

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Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively become a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. The typical practice of a lender in relying exclusively or primarily on reports from the borrower may involve the risk of fraud, misrepresentation, or market manipulation by the borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a loan. In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. However, contractual provisions in the loan documents may offer some protections, and lenders may also avail themselves of common-law fraud protections under applicable state law.

Below Investment Grade Securities Risks (commonly referred to as “junk” bonds). Fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating agencies are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Credit Risk. Debt portfolios are subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.

Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital
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structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Distressed Securities Risk. The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund’s original investment. Under such circumstances, the returns generated from the Fund’s investments may not adequately compensate for the risks assumed. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s
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investments in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade.

Equity Securities Risk. The Fund may invest in equity securities, securities with exposure to equity securities or indices comprised of equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Funds invest.

•Small and Medium Capitalization Company Risk. The Fund’s investment in equity securities may include investments in small or medium capitalization companies. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger capitalization companies. Compared to large cap companies, smaller cap companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Fixed Income Securities Market Risk. Difficult conditions in the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for fixed income securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for fixed income securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

In the event of a severe market contraction precipitated by general market turmoil, economic conditions, changes in prevailing interest rates or otherwise, coupled with extraordinary levels of Fund shareholder redemption requests, the Fund may have to consider selling its holdings at a loss including at prices below the current value on the Fund’s books, borrowing money to satisfy redemption requests in accordance with the Fund’s borrowing policy or postponing payment of redemption requests for up to seven days, as permitted by applicable law, or other extraordinary measures. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 1 would be expected to decrease in price 1% for every 1% rise in interest rates (the inverse is true as well). In
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addition, if the Fund needed to sell large blocks of investments to meet shareholder redemption requests or to raise cash, those sales could further reduce prices, particularly for lower-rated and unrated securities.

In response to rising inflation, the Federal Reserve raised short-term interest rates over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases may negatively impact fixed income security prices and increase market volatility. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Fixed Income Securities Risk. The Fund may invest up to 100% of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks including changes in foreign currency exchange rates adversely affecting the U.S. Dollar value of the Fund’s investments, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

For example, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU agreed to a provisional trade deal in December 2020 that was later ratified by the EU Parliament and entered into force on May 1, 2021, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Forward Currency Contracts Risk. The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Funds might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
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General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

Illiquid Investments Risk. Illiquid investments include any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or dispositions significantly changing the market value of the investment, and include repurchase agreements maturing in more than seven days. The Fund’s investments in certain types of fixed income securities such as bank loans, mortgage-backed securities and below investment grade fixed income securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if market conditions develop that make such investments difficult to sell. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

LIBOR Replacement Risk. The Fund may invest in securities whose interest payments are determined by reference to LIBOR with provisions for conversion to an alternate reference rate should LIBOR no longer be available. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, plans are underway to phase out the use of LIBOR. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Alternative Rates Reference Committee has identified the Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as its preferred replacement. The unavailability of LIBOR and the transition to an alternate reference rate presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments may increase volatility and adversely affect the Fund’s performance. It remains uncertain how such changes will be implemented and the effects such changes would have on the Funds and financial markets generally. This uncertainty creates operational risks and may negatively affect the Fund’s liquidity.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
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Portfolio Turnover Risk. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Preferred Stock Risk. The value of preferred stocks may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Recent Markets Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation and the impact of COVID‑19, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, supply chain shortages and labor shortages. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding inflation, interest rates, political events, the Russia-Ukraine conflict, rising government debt in the U.S. and trade tensions have also contributed to market volatility.

Additionally, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Short Sales Risk. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy, or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

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Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest liabilities on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt.

SPAC Risk. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or underlying business other than seeking an acquisition, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable business combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In recent market conditions, SPACs have been subject to significant price volatility. In addition, these securities may be considered illiquid and/or be subject to restrictions on resale.

Non-Principal Investment Risks of the Fund

Insolvency Risk. The Fund’s investments in fixed income securities may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors. If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction. There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence. In addition, in the event of the insolvency of a borrower, payments made on fixed income securities could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Trade Versus Settlement Risk. The Fund may invest in securities that have varied settlement terms and dates. The longer the amount of time between trade date and settlement date the greater the risk that settlement will occur on a timely basis.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the
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annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the CrossingBridge Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 888-898-2780, or by visiting the Fund’s website at www.crossingbridgefunds.com. Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Trust, on behalf of the Fund, has entered into an investment advisory agreement (“Advisory Agreement”) with CrossingBridge Advisors, LLC, located at 427 Bedford Road, Suite 220, Pleasantville, NY 10570. The Adviser is registered as an investment adviser with the SEC and was formed in December 2016. As of August 11, 2022, the Adviser is a wholly-owned subsidiary of ENDI Corp. (“ENDI”). The Adviser and its affiliates have managed a variety of credit-related investment vehicles and/or accounts since 1996. As of March 31, 2023, the Adviser managed over $1.35 billion in assets and total assets managed by the Adviser and its affiliates was over $2.55 billion. Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Adviser for its services at the annual rate of 0.65% of its average annual net assets, payable on a monthly basis in arrears.

Fund Expenses. The Fund is responsible for its own operating expenses; however, pursuant to an operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that the total amount of the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund) interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”) does not exceed 0.82% of the average net assets of the Fund through at least May 12, 2025 for the Fund, and subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of the waiver. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement and is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

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A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, will be included in the Fund’s first annual or semi-annual report to shareholders.

In addition to the Fund, the Adviser also serves as investment adviser to the CrossingBridge Low Duration High Yield Fund, the CrossingBridge Ultra-Short Duration Fund, the CrossingBridge Responsible Credit Fund, and the CrossingBridge Pre-Merger SPAC ETF, each a separate series of the Trust, which are currently offered in separate prospectuses.

Portfolio Manager
David K. Sherman is the Founder and President of the Adviser and serves as the Portfolio Manager of the Fund. Mr. Sherman served as the sole portfolio manager of the Predecessor Fund since the Predecessor Fund’s inception. Mr. Sherman has 35 years of investment management experience and founded Cohanzick Management, LLC, (“Cohanzick”) an affiliate of the Adviser, in 1996. Prior to establishing Cohanzick, Mr. Sherman was actively involved as a senior executive in Leucadia National Corporation’s corporate investments and acquisitions and was Treasurer of the holding company’s insurance operations. Mr. Sherman holds a Bachelor of Science from Washington University.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class
The Fund offers Institutional Class and Retail Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.

Institutional Class Shares. Institutional Class shares are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution fee. Institutional Class shares are subject to a shareholder servicing fee at an annual rate not to exceed 0.15% of a Fund’s average daily net assets, attributable to Institutional Class shares. Currently, the shareholder servicing fee authorized is 0.11%; however, the fee may be increased to 0.15% of a Fund’s average daily net assets attributable to Institutional Class shares at any time. Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee, generally may purchase Institutional Class shares, subject to investment minimums.

Retail Class Shares. Retail Class shares of the Fund are offered for sale at NAV without the imposition of a sales charge. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution fee on an annual basis. Retail Class shares of the Fund are also subject to a shareholder servicing fee at an annual rate not to exceed 0.15% of a Fund’s average daily net assets, attributable to Retail Class shares. Currently, the shareholder servicing fee authorized is 0.11%; however, the fee may be increased to 0.15% of a Fund’s
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average daily net assets attributable to Retail Class shares at any time. As a result, Retail Class shares pay higher annual expenses than Institutional Class shareholders.

Distribution Plan (Rule 12b-1 Plan)
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the costs and services it provides and expenses it bears in the sale and distribution of Retail Class shares of the Fund (the “Rule 12b-1 Fee”). The maximum annual rate of the Rule 12b-1 Fee is 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Amounts received under the Plan may be paid to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets attributable to Retail Class shares on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan
The Trust, on behalf of the Fund, has also adopted a Shareholder Servicing Plan that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts. The shares of the Fund are subject to shareholder servicing fee at an annual rate not to exceed 0.15% of the Fund’s average daily net assets attributable to Institutional Class and Retail Class shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Share Price
The price of the Fund’s shares is its NAV. The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the NYSE, (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Fund, including shares of closed-end funds, that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sell price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).
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Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term debt securities having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity. Forward currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available or deemed unreliable, a security or other asset will be valued at its fair value as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Adviser will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does
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not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf (“Authorized Intermediary”). For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Your order will not be accepted until the Fund or the Transfer Agent receives a completed Account Application in good order. The Fund reserves the right to reject any Account Application.

The Fund reserves the right to reject any purchase order or suspend the offering of shares if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Minimum Investment Amounts
Minimum initial and subsequent investment amounts are shown below.

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Share Purchase Amounts	Institutional Class Shares	Retail Class Shares
Minimum Initial Investment – All Accounts	$0 for certain institutional investors described under “Minimum Investment Amounts”, $50,000 for all other investors	$2,500
Minimum Subsequent Investment	None	None
Automatic Investment Plan	$1,000	$100

Institutional Class shares are offered without any minimum initial investment to the following types of qualifying institutional investors:
1.Broker-dealers, registered investment advisers, insurance companies, trust institutions or bank trust departments purchasing for their own account or for the account of other institutional investors;
2.Managed account programs that charge an asset-based fee provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust departments;
3.Employee benefit plans investing through an investment adviser, a broker-dealer or another financial intermediary;
4.Any state, county, or city, or any governmental instrumentality, department, authority or agency;
5.Charitable organizations (as defined for purposes of Section 501(c)(3) of the Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;
6.Insurance company separate accounts;
7.Health savings account programs provided by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;
8.Other institutions and intermediaries approved by the Fund’s distributor; and
9.Officers, directors and employees of the Adviser and its affiliates; trustees, officers and service providers of the Trust and the Funds; registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser; and immediate family members of such persons.

The Fund reserves the right to waive or change the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•the name of the Fund and share class you are investing in;
•the dollar amount of shares to be purchased;
•your Account Application or investment stub; and
•a check payable to the Fund you are investing in.

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For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail
To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund you are investing in, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the name of the Fund you are investing in and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund you are investing in, to:

Regular Mail	Overnight or Express Mail
CrossingBridge Funds	CrossingBridge Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire
If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 888-898-2780 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are investing in, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

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Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	(name of the Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association, the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone
Telephone purchase privileges are automatically provided unless you specifically decline the option on your Account Application. If your account has been open for at least 7 business days, you may purchase additional shares by calling the Fund toll free at 888-898-2780. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Telephone purchases are subject to applicable minimum investment amounts for subsequent investments. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 888-898-2780 for information on:

•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account any amount that you wish to invest, which must be at least $100 on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in
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the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 888-898-2780, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt in good order by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received when the Funds or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a P.O. Box number alone is not acceptable).

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If you are opening an account in the name of certain legal entities (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Fund reserves the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 888-898-2780.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem the Fund’s shares on any business day that the Fund calculate its NAV. The price at which redemptions are effected is based on the NAV next calculated after the request is received in good order. To redeem shares directly with the Fund, you must contact the Fund either by mail or by phone to place a redemption request. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading sessions of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other tax-advantaged account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 888-898-2780. Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds
You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;
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•the share or dollar amount to be redeemed; and
•signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or via federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also uses the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly under normal market conditions and may also be used during periods of stressed market conditions.

If the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date or until your payment has cleared. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares online or by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Please note, under unusual circumstances, the Fund may suspend redemptions, as permitted by federal securities law. The Fund may delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Funds

Redemptions in Kind. The Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election under Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Fund, has reserved the right for the Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities redeemed in kind remain subject to general market risks until sold. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. For federal income tax purposes,
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redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund does redeem shares in kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Fund may also redeem in kind using individual securities as circumstances dictate. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above and during periods of stressed market conditions.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
CrossingBridge Funds	CrossingBridge Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of
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purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption
Telephone redemption privileges are automatically provided unless you specifically decline the option on your Account Application. You may redeem shares, in any amount, by instructing the Fund by telephone at 888-898-2780. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. All telephone calls will be recorded for your protection. Written confirmations will be provided for all purchase and redemption transactions initiated by telephone.

Wire Redemption
Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades. There is no charge to have proceeds sent via ACH.

Systematic Withdrawal Program (“SWP”)
The Fund offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or year. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100. The SWP may be terminated or modified by the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 888-898-2780 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Funds or for market reasons. The Fund will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account. A redemption by the Fund of a shareholder’s account may result in a taxable capital gain or loss for federal income tax purposes.

Exchanging Shares
You may exchange all or a portion of your investment from one CrossingBridge Fund to an identically registered account in another CrossingBridge Fund within the same class. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement.
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Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange of Fund shares is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. A $5 fee will be applied to all exchanges of Fund shares requested by telephone.

Call the Fund (toll-free) at 888-898-2780 to learn more about exchanges.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund used a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Fund will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing and changes to the Fund’s fair value pricing procedures can be found in this Prospectus under the heading entitled “Share Price.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you have not declined telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Fund at the address listed previously in the section entitled “How to Purchase Shares,” above. Neither the Fund nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE. The Fund is not responsible for delays due to communication or transmission outages subject to applicable law.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine subject to applicable law. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:
•that you correctly state your Fund account number;
•the name in which your account is registered; or
•the Social Security or taxpayer identification number under which the account is registered.

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Policies of Authorized Intermediaries. Your Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) or to place restrictions on purchases of Fund shares if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 888-898-2780 to request individual copies of these documents, or if your shares are held through an Authorized Intermediary, please contact them. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 888-898-2780 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee.

Distribution of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.
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The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries. These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees, shareholder servicing plan fees and sub-TA fees paid by the Fund, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income, if any, at least monthly. The Fund will make distributions of net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then-current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing,
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amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, report the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot generally be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in-kind) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase the Fund’s shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or
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redeeming the Fund’s shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Please see the SAI for additional information regarding the foreign tax credit.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when such shareholders subsequently sell, exchange or redeem those shares. The Fund will determine cost basis of such shares using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

Financial Highlights
The Financial Highlights information presented for the Fund is the financial history of the Predecessor Fund, which has been reorganized into the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share.
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The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The financial highlights have been derived from the financial statements audited by Cohen & Company, Ltd., the independent registered public accounting firm for the Predecessor Fund (the “Predecessor Accounting Firm”). The report of the Predecessor Accounting Firm, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Strategic Income Fund
Institutional Class Shares
2022	$9.33	$0.45	$(0.55)	$(0.10)	$(0.52)	$—	$(0.52)
2021	8.60	0.45	0.70	1.15	(0.42)	—	(0.42)
2020	9.10	0.49	(0.51)	(0.02)	(0.48)	—	(0.48)
2019	9.42	0.41	(0.30)	0.11	(0.43)	—	(0.43)
2018	9.52	0.42	(0.10)	0.32	(0.42)	—	(0.42)
Retail Class Shares
2022	$9.33	$0.44	$(0.56)	$(0.12)	$(0.49)	$—	$(0.49)
2021	8.60	0.44	0.68	1.12	(0.39)	—	(0.39)
2020	9.09	0.47	(0.50)	(0.03)	(0.46)	—	(0.46)
2019	9.40	0.39	(0.30)	0.09	(0.40)	—	(0.40)
2018	9.50	0.41	(0.11)	0.30	(0.40)	—	(0.40)

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.71	(1.27)%	$168,885	1.10%	(2)	1.10%	4.93%	72%
9.33	13.59	195,997	1.18	(3)	1.18	4.94	89
8.60	(0.10)	177,850	1.05	(4)	1.05	5.58	109
9.10	1.17	281,043	1.12	(5)	1.12	4.41	39
9.42	3.46	348,726	1.17	(6)	1.17	4.44	55

$8.72	(1.41)%	$19,581	1.27%	(2)	1.27%	4.84%	72%
9.33	13.44	13,070	1.33	(3)	1.33	4.80	89
8.60	(0.36)	10,479	1.22	(4)	1.22	5.40	109
9.09	1.02	18,367	1.33	(5)	1.33	4.20	39
9.40	3.19	38,974	1.43	(6)	1.43	4.30	55

*    Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)    Per share data was calculated using average shares for the period.
(2)    Dividend expense and Interest expense totaled 0.16% of average net assets for the year ended September 30, 2022. Had these expenses not been included the ratios would have been 0.94% and 1.11%, respectively.
(3)    Dividend expense and Interest expense totaled 0.26% of average net assets for the year ended September 30, 2021. Had these expenses not been included the ratios would have been 0.92% and 1.07%, respectively.
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(4)    Dividend expense and Interest expense totaled 0.14% of average net assets for the year ended September 30, 2020. Had these expenses not been included the ratios would have been 0.91% and 1.08%, respectively.
(5)    Dividend expense and stock loan fee totaled 0.22% of average net assets for the year ended September 30, 2019. Had these expenses not been included the ratios would have been 0.90% and 1.11%, respectively.
(6)    Dividend expense and stock loan fee totaled 0.26% of average net assets for the year ended September 30, 2018. Had these expenses not been included the ratios would have been 0.91% and 1.17%, respectively.

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PRIVACY NOTICE
The Fund collects non-public personal information about you from the following sources:

•information the Fund receives about you on applications or other forms;
•information you give the Fund orally; and/or
•information about your transactions with the Fund or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Investment Adviser
CrossingBridge Advisors, LLC
427 Bedford Road, Suite 220
Pleasantville, NY 10570
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

RiverPark Strategic Income Fund
A series of Trust for Professional Managers

FOR MORE INFORMATION
You can find more information about the Fund in the following documents:
Statement of Additional Information
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio holdings. The Fund’s annual reports will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year/period.
You can obtain a free copy of these documents (when available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 888-898-2780, by visiting the Fund’s website at www.crossingbridgefunds.com or by writing to:
RiverPark Strategic Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder reports and other information about the Fund are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-10401)

RiverPark Strategic Income Fund
Institutional Class Shares (Trading Symbol: RSIIX)
Retail Class Shares (Trading Symbol: RSIVX)

Statement of Additional Information
April 28, 2023
This Statement of Additional Information (“SAI”) provides general information about the RiverPark Strategic Income Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”). The Fund is the successor to the RiverPark Strategic Income Fund (the “Predecessor Fund”), a series of RiverPark Funds Trust. This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus, dated April 28, 2023 (the “Prospectus”), as supplemented and amended from time to time. In addition, the Predecessor Fund’s audited financial statements for the fiscal year ended September 30, 2022, are incorporated herein by reference to the Predecessor Fund’s Annual Report dated September 30, 2022. To obtain a copy of the Prospectus and/or the Predecessor Fund’s annual report to shareholders free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.crossingbridgefunds.com.

CrossingBridge Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
888-898-2780

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series of the Trust. The Fund is a diversified series of the Trust and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.
Effective on or about May 12, 2023, the Predecessor Fund reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. The Fund has the same investment objective and substantially similar investment strategies as the Predecessor Fund. As part of the Reorganization, Institutional Class and Retail Class shareholders of the Predecessor Fund received Institutional Class and Retail Class shares, respectively, of the Fund.
The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.
With respect to the Fund, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Fund has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each of the Fund’s share classes. The Fund has two classes of shares: Institutional Class and Retail Class shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in event of any dissolution or liquidation of the Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
CrossingBridge Advisors, LLC (the “Adviser” or “CrossingBridge”) serves as the investment adviser for the Fund. The Adviser also serves as the investment adviser to the CrossingBridge Low Duration High

Yield Fund, the CrossingBridge Ultra-Short Duration Fund, the CrossingBridge Responsible Credit Fund, and the CrossingBridge Pre-Merger SPAC ETF, each a separate series of the Trust.

Investment Policies, Strategies and Associated Risks

Investment Objective
The Fund seeks high current income and capital appreciation consistent with the preservation of capital. The Fund’s investment objectives and strategies may be changed without the approval of the Fund’s shareholders upon Board approval and 60 days’ prior written notice to shareholders.

Diversification
The Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) they may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of the Fund’s holdings is measured at the time the fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.

Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so, except as otherwise provided in the Prospectus.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities
The Fund may invest in equity securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities. Because preferred stocks represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Large-Sized Companies. To the extent the Fund invests in the equity securities of large-sized companies, it will be exposed to the risks of larger-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-sized companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies. To the extent the Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller-sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Special Purpose Acquisition Companies
The Fund may invest in blank check companies, such as special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly-traded company that raises funds from public investors in an initial public offering (“IPO”) in order to pursue the acquisition of an unspecified company. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. If an acquisition is proposed, investors have the choice of holding their shares or redeeming them for their pro rata share of the SPAC’s assets. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Forward Currency Contracts
The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Foreign Investments and Currencies
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU made a trade deal that was entered into on May 1, 2021, certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; this conflict may expand and military attacks could occur elsewhere in Europe. This conflict could also drive a rise in traditional and cyber terrorism in Europe and other parts of the world. Further, sanctions against Russian individuals and companies could adversely affect the price and availability of certain commodities.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States. Additionally, issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Illiquid Investments
In accordance with Rule 22e-4 under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments.” Pursuant to the liquidity risk management programs of the Trust and the Adviser applicable to the Fund, the term “illiquid investment” is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments are those securities or other investments without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid investments may include restricted securities or other investments not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice. Factors considered in determining whether an investment is illiquid may include, but are not limited to: the frequency of trades and quotes for the investment; the number of dealers willing to purchase and sell the investment and the number of potential purchasers; the number of dealers who undertake to make a market in the investment; the nature of the investment, including whether it is registered or unregistered, and the market place; whether the investment has been rated by a nationally recognized statistical ratings organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by a NRSRO is performed. The Fund will not invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid investments, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities or other investments not determined by the Board of Trustees to be liquid.

Master Limited Partnerships
The Fund may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. Publicly traded partnerships could be treated as corporations to the extent they do not satisfy the gross income test. To satisfy the gross income test and thus qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. An MLP that is treated as a partnership for federal income tax purposes is not liable for federal income tax at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Mortgage-Backed Securities and Asset-Backed Securities
The Fund may invest in mortgage-backed securities and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the GNMA, FNMA, FHLMC or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non- governmental credit enhancement. FNMA and FHLMC were formerly government-sponsored corporations owned entirely by private stockholders. In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA. The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

Commercial mortgage loans reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs invest primarily in real property and earn rental income from leasing those properties.

It also may realize gains or losses from the sale of properties. REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.

Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes substantially all of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self- liquidation. Under certain circumstances, an entity may fail to qualify for the special tax treatment available to REITs, which would subject the entity to federal income taxes and adversely affect the value of its securities.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Restricted Securities
The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The SEC Staff has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)     the frequency of trades and quotes for the security;
(ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed and Early Delivery Securities
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Investment grade short-term obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security.

Fixed income securities will be deemed to be of high quality if they are rated “A” or better by nationally recognized statistical rating agencies or, if unrated, are determined to be of comparable quality by the Adviser.

Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•Government securities;
•commercial paper;
•certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
•short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
•repurchase agreements.

Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

The Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Short Sales
The Fund may effect short sales of securities. A short sale involves the sale of a security that the Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. When selling short, the Fund must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When the Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker. Other than as noted below, the Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s net assets. The Fund may sell securities short so long as, as a result of that sale, the current value of securities sold short by the Fund would not exceed 15% of the value of the Fund’s net assets.

The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Fund to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

Options on Stock Indices
Certain options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of non cash-settled options, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase and sell options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Investment Companies and Exchange Traded Funds
The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid investments. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Bonds, Debt and Fixed Income Investments
The Fund may invest in fixed income securities of U.S. and foreign issuers (including issuers located in emerging markets), and derivative instruments that are linked to fixed income securities (collectively, “Fixed Income Investments”). These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity.

The Fund may invest in investment grade and non-investment grade bonds, debt and fixed income obligations. Investment grade debt securities have received a rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”), like S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Fund.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, medium- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and varying risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government. Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. Government. In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Money Market Instruments. The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests may include U.S. Treasury Bills, commercial paper, and commercial paper master notes.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with their own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Bank Loan Risk
The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which banks or other financial intermediaries make to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may have extended settlement periods or may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.
When the Fund invests in a loan through a purchase of an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement, however, the rights and obligations acquired by the Fund may be different, and more limited, than those held by the assigning lender. If a secured loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of such collateral. In addition, the liquidation of collateral from a secured loan may not be possible or satisfy the borrower’s obligations under the loan agreement. The Fund could also be subject to liability as a co-lender.
If the Fund purchases a participation interest in a loan, it generally will not have a direct right to enforce compliance with the loan terms by the borrower and must do so through the lender selling the participation. The Fund may also not benefit directly from the collateral, if any, supporting the loan in which it has purchased the participation interest. As a result, the Fund will be exposed to the credit risk of both the borrower and the lender selling the participation.

Fixed Income Securities
The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•bonds, notes and debentures issued by corporations;
•debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
•municipal securities;
•mortgage-backed and asset-backed securities; or
•debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, the Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from nationally recognized statistical rating agencies in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from nationally recognized statistical rating agencies of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. The Fund may invest without restriction as to issuer credit quality, capitalization or security maturity.

Sovereign Debt Obligations
The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. See “Foreign Securities” and “Foreign Securities Risk” above. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid investments.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded OTC. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid investments. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Due to the fact that some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Since equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Use of Options
The Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500® Index) listed on domestic or foreign securities exchanges or traded in the OTC market for hedging purposes.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange (the “NYSE”), which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Funds may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

The Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the OTC market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in OTC and synthetic options, which could result in losses to the Fund. OTC option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid investments by the Fund.

Private Placements and Restricted Securities
The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk they will become illiquid than securities registered with the SEC. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities are not determined to be illiquid under the liquidity risk management programs of the Trust and the Adviser applicable to the Fund. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. Please refer to “Illiquid Securities” below for further discussion of regulatory considerations and constraints related to investment liquidity.

Collateralized Loan Obligations
As part of its non-principal investment strategy, the Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments, however an active dealer market may exist for CLOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Borrowing
The Fund may borrow to increase its portfolio holdings of securities. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions or reverse repurchase agreements. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Temporary Strategies; Cash or Similar Investments
During periods of adverse market or economic conditions, or when, in the opinion of the Adviser, certain abnormal or extraordinary circumstances exist, including periodic episodes where certain issuers call a portion of the Fund’s portfolio and the Adviser is unable to locate eligible portfolio securities in which to invest, the Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations rating that security. The Fund will not be pursuing its investment objectives in these circumstances. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s value could decline.

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the Fund’s investment objective and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another NRSRO or, if unrated, will be determined by the Adviser to be of comparable quality.

Investment Restrictions
Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.
The Fund may not:

1.With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold 10% or more of the voting securities of such issuer. (This restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.);

2.issue senior securities or borrow money, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

3.act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. Government securities)(1);

5.purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

6.purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

7.make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

(1)For purposes of complying with this restriction, the Fund will look through to the securities of any underlying investment companies in which the Fund invests.

Other Investment Restrictions
The following non-fundamental investment restriction is applicable to the Fund.

The Fund may not:

1.invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid investments(1).
(1)The term “illiquid investment” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
Management of the Fund
Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of seven individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.
Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	23	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	23	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	23	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).
					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	23	Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).
					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	23	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).
					N/A
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	23	Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	23	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Shannon Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.
Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska, Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser, the number of funds that comprise the Trust, the variety of asset classes that those funds reflect, the net assets of the Trust, the committee structure of the Trust, and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette

University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.
Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.
Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January, 2023. Mr. Lyles previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.
Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, Latinas First Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board.

Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.
Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin since 2016. Prior to his current role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread and the Greater Milwaukee Foundation. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016 and the Board of Directors of Park Bank Milwaukee from 2015 to 2020. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.
John P. Buckel. Mr. Buckel has served as a Trustee of the Trust since 2023. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.
Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.
Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates. or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.
Board Committees
Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.
Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.
Trustee Compensation.
The Independent Trustees receive from the Trust a retainer fee of $65,000 per year, $4,500 for each regular Board meeting attended and $1,000 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $5,000. Interested Trustees do not receive any compensation for their service as Trustee. The following table shows the compensation estimated to be earned by each Trustee during the fiscal period ending September 30, 2023:

	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Name of Person/Position
Dr. Michael D. Akers, Independent Trustee(3)(4)	$4,423	None	None	$113,978
Gary A. Drska, Independent Trustee(3)	$4,204	None	None	$108,326
Vincent P. Lyles Independent Trustee(3)	$4,204	None	None	$108,326
Erik K. Olstein Independent Trustee(3)	$4,204	None	None	$108,326
Lisa Zúñiga Ramírez Independent Trustee(3)	$4,204	None	None	$108,326
Gregory M. Wesley Independent Trustee(3)	$4,204	None	None	$108,326
John P. Buckel, Interested Trustee	None	None	None	None
1.Trustees’ fees and expenses are allocated among the Fund and any other series comprising the Trust.
2.There are currently twenty-two other series comprising the Trust.
3.Audit Committee member.
4.Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of April 3, 2023, the following shareholders were considered to be control persons or principal shareholders of the Predecessor Fund:

Retail Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	39.02%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	25.42%	Record	The Charles Schwab Corporation	DE
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	20.40%	Record	N/A	N/A

Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	56.08%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	24.09%	Record	N/A	N/A
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.99%	Record	N/A	N/A

Investment Adviser
Investment advisory services are provided to the Fund by the Adviser, CrossingBridge Advisors, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust on behalf of the Fund. The Adviser is a wholly-owned subsidiary of ENDI Corp. (“ENDI”).

After an initial two-year period, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on the Advisory Agreement (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on a rate equal to 0.65% of the Fund’s average daily net assets, as specified in the Prospectus. The Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses. Prior to May 12, 2023, the Predecessor Fund paid a management fee equal to 0.65% of the Predecessor Fund’s average daily net assets to RiverPark Advisors, LLC (the “Predecessor Fund Adviser”), the investment adviser to the Predecessor Fund. The table below sets forth the amount of the advisory fees and Predecessor Fund operating expenses waived or recouped by the Predecessor Fund Adviser, and the total advisory fees paid by the Predecessor Fund to the Predecessor Fund Adviser for the fiscal years ended September 30, 2022, 2021 and 2020:

Fiscal Year	Advisory Fee	(Waiver)	Advisory Fee after Waiver & Recoupment
September 30, 2022	$1,329,000	-	$1,329,000
September 30, 2021	$1,318,000	-	$1,318,000
September 30, 2020	$1,487,000	-	$1,487,000

Fund Expenses. The Fund is responsible for its own operating expenses. The Adviser has agreed to waive management fees payable to it by the Fund and/or to reimburse the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, 12b-1 plan fees, shareholder-servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund) and tax expenses, dividends or interest on short positions, expenses incurred in connection with any merger or reorganization, brokerage commissions and other transactional expenses, and extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses of the Fund” table in the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.

Portfolio Manager
As disclosed in the Prospectus, David K. Sherman, Senior Portfolio Manager serves as the portfolio manager for the Fund. Mr. Sherman is responsible for the day-to-day management of the Fund’s investment portfolio.

Other Accounts Managed by the Portfolio Manager
The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts have been rounded and are approximate as of December 31, 2022.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	8	$2,449.1 million	0	$0
Other Pooled Investment Vehicles	2	$19.1 million	2	$19.1 million
Other Accounts	4	$71.5 million	0	$0

Material Conflicts of Interest
Potential conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the management of the investments of “other accounts”. The other accounts may have the same investment objective as the Fund but may be subject to different management fee structures than the Fund. Therefore, a potential conflict of interest may arise as a result of the similarities in investment objectives and strategies, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Conflicts of Interest Relating to Accounts Investing in the same Portfolio Company
Conflicts may arise in cases where different CrossingBridge clients as well as affiliate clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more CrossingBridge clients as well as affiliate clients may own private securities of an issuer and other CrossingBridge clients as well as affiliate clients may own public securities of the same issuer. For example, a CrossingBridge client or an affiliate client may acquire a loan assignment or fixed income security of a particular borrower in which one or more CrossingBridge clients or affiliate clients have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments, CrossingBridge may find that the interests of some clients may conflict with the interests of other CrossingBridge clients or affiliate clients. If an issuer in which a CrossingBridge client and one or more other CrossingBridge client as well as affiliate clients hold different classes of securities (or other assets, instruments, obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout may raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create or retain value for the equity holders. Further, investing in different parts of the capital structure may also result in a conflict between clients with regards to corporate events and proxy voting. CrossingBridge clients that invest in different rankings within the capital structure may have different economic outcomes than originally expected.

CrossingBridge has adopted policies and procedures intended to prevent and mitigate such potential conflicts of interest. This includes, but is not limited to, the review of transactions by CrossingBridge’s compliance department. While CrossingBridge will attempt to resolve such matters fairly, Fund shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund or Fund shareholders’ interests.

Portfolio Manager’s Compensation
Mr. Sherman receives a fixed base salary and incentive awards based on the profitability of the Adviser and the satisfaction of the account objectives. Further, Mr. Sherman, as Principal of the Adviser, participates in the overall profitability of the firm and may receive distributions. The Portfolio Manager also participates in a retirement plan.

Ownership of Securities in the Funds by the Portfolio Manager
As of December 31, 2022, the Portfolio Manager of the Fund did not beneficially own shares of the Predecessor Fund.

Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
The Fund is new and Fund Services has not received any fees for administrative services to the Fund as of the date of this SAI. Prior to May 12, 2023, a separate entity (the “Predecessor Administrator”) provided administrative services to the Predecessor Fund pursuant to an administration agreement.

For these services, the Predecessor Fund paid the following fees to the Predecessor Administrator, which were based on a percentage of the Predecessor Funds’ average daily net assets:

Administration Fees Paid for Fiscal Year Ended September 30,
2022	2021	2020
$115,000	$112,000	$133,000
Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund and the Independent Trustees.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Fund. Cohen audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other auditing and tax services for the Fund when engaged to do so.
Distribution and Servicing of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement will continue for two years from its effective date and the continuance of the Distribution Agreement must be specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), or by the Distributor on 60 days’ written notice.

Rule 12b-1 Distribution Plan
The Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Retail Class shares of the Fund. Under the Distribution Plan, the Fund pays a Rule 12b-1 fee to the Distributor (the “Distribution Fee”) for promotion and distribution of Retail Class shares of the Fund. The Distribution Fee is an annual fee at the rate of 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan. Institutional Class shares of the Fund are not subject to the Distribution Plan and do not pay Rule 12b-1 distribution fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Retail Class shares of the Fund. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Retail Class shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Retail Class shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of ales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

As of the date of this SAI, the Retail Class shares of the Fund did not incur any Rule 12b-1 fees as it had not yet commenced operations.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Independent Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s outstanding Retail Class shares. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plan should be continued. The Distribution Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit shareholders. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to holders of Retail Class shares. With the exception of the Adviser and the Distributor, in its capacity as the Fund’s principal underwriter, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Retail Class assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Retail Class shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Retail Class shares of the Fund, through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to its investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for its employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Retail Class shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s Retail Class shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own resources.

Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan to pay for shareholder support services from the applicable Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of the Fund’s average daily net assets attributable to Institutional Class and Retail Class shares. Currently, the shareholder servicing fee authorized for the Fund is 0.11% and 0.11% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively; however, the fee may be increased to 0.15% of the Fund’s daily net assets for Institutional Class shares and Retail Class shares, at any time. The Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of shareholders. The Predecessor Fund had adopted a shareholder servicing plan according to which the Predecessor Fund was permitted to pay shareholder servicing fees equal to up to 0.25% of the Retail Class shares and Institutional Class shares to various shareholder servicing agents for performing non-distribution related shareholder servicing functions and maintaining shareholder accounts on behalf of their clients who owned shares of the Predecessor Fund. For the fiscal years indicated below, the Predecessor Fund paid the following in shareholder servicing fees:

Shareholder Servicing Fees Paid During Fiscal Years Ended September 30
2022	2021	2020
$40,000	$29,000	$34,000

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.
Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund are purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund are concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.
When buying or selling securities, the Adviser may execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.
The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

The Predecessor Fund paid the following amounts in brokerage commissions during each of the fiscal years indicated in the table below:

Brokerage Commissions Paid During Fiscal Years Ended September 30
2022	2021	2020
$144,000	$97,000	$8,000

Portfolio Turnover
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.
The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended September 30
2022	2021
72%	89%
Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
Proxy Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
The Adviser seeks to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser considers shareholders’ best economic interests over that long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser typically votes solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.
The Adviser’s Proxy Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Adviser’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management. To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Fund.
In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.
In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, 888-898-2780 or by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.
Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.
Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:
•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;
•the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with order flow information;
•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.
For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.
The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, the Fund provides monthly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. The Fund’s holdings will be posted monthly to the Fund’s website, www.crossingbridgefunds.com. The Fund’s top holdings will also be available in the Fund’s monthly Fact Sheets. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.
Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject to oversight by the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and the asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”). Money market instruments are valued at cost. If cost does not represent current market value, the securities will be priced at fair value.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

Pursuant to Rule 2s-5 of the 1940 Act, all other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Authorized Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.
Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares. The Adviser reserves the right to reject any initial or additional investments.
How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem, in kind, redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in-kind may generate taxable gains.
Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and Internal Revenue Service (“IRS”) guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subtitle A, Chapter 1, Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC and are unable to obtain relief from such failure, they would generally be taxed as a regular corporation and, in such case, it would generally be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes. At September 30, 2022, the Predecessor Fund had short-term capital loss carryforwards of $7,394,000 and long-term capital loss carryforwards of $56,438,000 which are available to the Fund.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to above.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale, exchange or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, exchange or redemption will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, exchange or redemption of the Fund’s shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, exchange or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, exchange or redemption of the shares.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (a) distributions of investment company taxable income and (b) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to: (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S. source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in the Fund’s operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.
Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.
Distributions will be reinvested in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on a Form 1099.
A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Financial Statements
The financial statements of the Predecessor Fund and the Predecessor Fund’s independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the period ended September 30, 2022 are hereby incorporated by reference.

TRUST FOR PROFESSIONAL MANAGERS
PART C

RIVERPARK STRATEGIC INCOME FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iii)	Second Amendment to Investment Advisory Agreement — Filed Herewith.
(e)	(1)	(i)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 755 to its Registration Statement on Form N-1A with the SEC on January 25, 2021, and is incorporated by reference.

(ii)
First Amendment to Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

(iii)
Distribution Agreement (effective September 30, 2021) was previously filed with Registrant’s Post-Effective Amendment No. 793 to its Registration Statement on Form N-1A with the SEC on January 26, 2022, and is incorporated by reference.

		(iv)	First Amendment to Novated Distribution Agreement — Filed Herewith.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.
(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iv)	Third Amendment to Custody Agreement — Filed Herewith.
(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

1

(iii)
Second Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iv)	Third Amendment to Fund Administration Agreement — Filed Herewith.
	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iv)	Third Amendment to Transfer Agent Servicing Agreement — Filed Herewith.
	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 680 to its Registration Statement on Form N-1A with the SEC on January 28, 2019, and is incorporated by reference.

(iii)
Second Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iv)	Third Amendment to Fund Accounting Servicing Agreement — Filed Herewith.
	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.
	(5)	(i)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A with the SEC on January 8, 2018, and is incorporated by reference.

(ii)
First Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 717 to its Registration Statement on Form N-1A with the SEC on January 24, 2020, and is incorporated by reference.

(iii)
Second Amendment to the Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 774 to its Registration Statement on Form N-1A with the SEC on June 29, 2021, and is incorporated by reference.

		(iv)	Third Amendment to Operating Expense Limitation Agreement — Filed Herewith.
(i)			Legal Opinions.
	(1)		Opinion and Consent of Counsel (RiverPark Strategic Income Fund) — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)		Amended and Restated Rule 12b-1 Plan — Filed Herewith.
	(2)		Amended and Restated Shareholder Servicing Plan — Filed Herewith.
(n)			Amended and Restated Rule 18f-3 Plan — Filed Herewith.
(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

2

(2)
Code of Ethics for Adviser was previously filed with Registrant’s Post-Effective Amendment No. 717 to its Registration Statement on Form N-1A with the SEC on January 24, 2020, and is incorporated by reference.

(3)	Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

CrossingBridge Advisors, LLC (the “Adviser”) serves as the investment adviser for the CrossingBridge Low Duration High Yield Fund, CrossingBridge Ultra-Short Duration Fund, CrossingBridge Responsible Credit Fund and RiverPark Strategic Income Fund (the “Funds”). The principal business address of the Adviser is 427 Bedford Road, Suite 230, Pleasantville, NY 10570. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.American Trust Allegiance Fund, Series of Advisors Series Trust
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.PIA BBB Bond Fund, Series of Advisors Series Trust
16.PIA High Yield Fund, Series of Advisors Series Trust
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17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA MBS Bond Fund, Series of Advisors Series Trust
19.PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.Poplar Forest Partners Fund, Series of Advisors Series Trust
22.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.Pzena International Value Fund, Series of Advisors Series Trust
25.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.Reverb ETF, Series of Advisors Series Trust
28.Scharf Fund, Series of Advisors Series Trust
29.Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.Semper MBS Total Return Fund, Series of Advisors Series Trust
32.Semper Short Duration Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Barrett Opportunity Fund, Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.Cushing® Mutual Funds Trust
44.DoubleLine Funds Trust
45.EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.AAM Transformers ETF, Series of ETF Series Solutions
53.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
54.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
55.Aptus Defined Risk ETF, Series of ETF Series Solutions
56.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
57.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
58.Blue Horizon BNE ETF, Series of ETF Series Solutions
59.BTD Capital Fund, Series of ETF Series Solutions
60.Carbon Strategy ETF, Series of ETF Series Solutions
61.Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
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73.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.Loncar China BioPharma ETF, Series of ETF Series Solutions
78.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
82.Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.Opus Small Cap Value ETF, Series of ETF Series Solutions
85.PSYK ETF, Series of ETF Series Solutions
86.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.The Acquirers Fund, Series of ETF Series Solutions
88.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.U.S. Global JETS ETF, Series of ETF Series Solutions
90.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.First American Funds, Inc.
93.FundX Investment Trust
94.The Glenmede Fund, Inc.
95.The Glenmede Portfolios
96.The GoodHaven Funds Trust
97.Greenspring Fund, Incorporated
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.Kensington Managed Income Fund, Series of Managed Portfolio Series
123.LK Balanced Fund, Series of Managed Portfolio Series
124.Muhlenkamp Fund, Series of Managed Portfolio Series
125.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
126.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
127.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
128.Port Street Quality Growth Fund, Series of Managed Portfolio Series
5

129.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
130.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
131.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132.Reinhart International PMV Fund, Series of Managed Portfolio Series
133.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
134.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
135.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
136.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
137.V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
138.V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
139.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
141.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
142.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
143.Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
144.Matrix Advisors Funds Trust
145.Matrix Advisors Value Fund, Inc.
146.Monetta Trust
147.Nicholas Equity Income Fund, Inc.
148.Nicholas Fund, Inc.
149.Nicholas II, Inc.
150.Nicholas Limited Edition, Inc.
151.Permanent Portfolio Family of Funds
152.Perritt Funds, Inc.
153.Procure ETF Trust II
154.Professionally Managed Portfolios
155.Prospector Funds, Inc.
156.Provident Mutual Funds, Inc.
157.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
158.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
159.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
160.Aquarius International Fund, Series of The RBB Fund, Inc.
161.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
162.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
163.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
164.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
165.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
166.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
167.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
168.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
169.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
170.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
171.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
172.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
173.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
174.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
175.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
176.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
177.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
178.SGI Global Equity Fund, Series of The RBB Fund, Inc.
179.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
180.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
181.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
182.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
183.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
184.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
6

185.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
186.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
187.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
188.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
189.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
190.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
191.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
192.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
193.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
194.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
195.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
196.The RBB Fund Trust
197.RBC Funds Trust
198.Series Portfolios Trust
199.Thompson IM Funds, Inc.
200.TrimTabs ETF Trust
201.Trust for Advised Portfolios
202.Barrett Growth Fund, Series of Trust for Professional Managers
203.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
204.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
205.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
206.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
207.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
208.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
209.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
210.Jensen Quality Value Fund, Series of Trust for Professional Managers
211.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
212.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
213.USQ Core Real Estate Fund
214.Wall Street EWM Funds Trust
215.Wisconsin Capital Funds, Inc.

(b)     The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)    Not Applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:
7

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	CrossingBridge Advisors, LLC 427 Bedford Road, Suite 230 Pleasantville, NY 10570
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 833 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 833 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of April, 2023.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
Chairperson, President, Principal Executive Officer and Interested Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 833 to the Registrant’s Registration Statement has been signed below on April 28, 2023, by the following persons in the capacities indicated.

Signature	Title
/s/ John P. Buckel John P. Buckel	Chairperson, President, Principal Executive Officer and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 25, 2023, and is incorporated by reference.

9

INDEX TO EXHIBITS

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(i)(iii)	Second Amendment to Investment Advisory Agreement
(e)(1)(iv)	First Amendment to Novated Distribution Agreement
(g)(1)(iv)	Third Amendment to Custody Agreement
(h)(1)(iv)	Third Amendment to Fund Administration Agreement
(h)(2)(iv)	Third Amendment to Transfer Agent Servicing Agreement Agreement
(h)(3)(iv)	Third Amendment to Fund Accounting Servicing Agreement
(h)(5)(iv)	Third Amendment to Operating Expense Limitation Agreement
(i)(1)	Opinion and Consent of Counsel (RiverPark Strategic Income Fund)
(j)(1)	Consent of Independent Registered Public Accounting Firm
(m)(1)	Amended and Restated Rule 12b-1 Plan
(m)(2)	Amended and Restated Shareholder Servicing Plan
(n)	Amended and Restated Rule 18f-3 Plan